UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-214643	82-0884860
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418

SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 30, 2018, the Company sold Three Hundred Thirty-Three Thousand (333,000) shares of Series C Preferred Stock to Job Growing Inc.for 50% of the profits of Job Growing, Inc. In the event that Job Growing, Inc.either: (i) files a Registration Statement to become a reporting company under the Securities Exchange Act of 1934 which becomes effective, or (ii) is acquired by an unrelated third party, then Sunset Island Group has the right to buy a Fifty Percent (50%) equity interest in the Job Growing, Inc. (“Job Grow Equity”) for One Dollar ($1.00).

This solidifies an agreement between the parties to form a joint venture between Sunset Island Group and Cicero Transact to create and establish a job board Jobgrowing.com and staffing solution in the cannabis sector and other key sectors. The job board will allow companies to post fee based jobs and allow job seekers to search jobs. There will also be a fee based SAS model for a resume database. The company also will offer to the industry, Payroll services both front and back end. Employee of Record Services. Full recruiting both Permanent and Staffing. Also providing full based staffing services in other sectors as the company deems fit.

Michael Woloshin, founder of recruiter.com, is the Chief Executive Officer of Job Growing, Inc. and a principal of Cicero Transact.

The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of the Securities Purchase Agreement filed as Exhibit 10.1 to, and incorporated by reference in, this report.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the issuances of the Shares, is set forth in Items 1.01 above is incorporated by reference into this Item 3.02. These issuances were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as there was no general solicitation, the issuances not involve a public offering, and each of the Investors was accredited.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 30, 2018, the Company Amended its Articles of Incorporation to create the Series C Preferred Stock. Which is filed as Exhibit 3.1. The Series C Preferred Stock shall have no voting rights and convert into Common Stock as a ratio of 1 Preferred Share for 10 Shares of Common Stock.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The exhibit listed in the following Exhibit Index is filed as part of this report:

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended Articles of Incorporation

10.1	Purchase Agreement dated November 30, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: November 30, 2018	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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